Exhibit 23

[DiRocco, Dombrow Consent Letter]


                             DiRocco & Dombrow, P.A.
                           3601 West Commercial Blvd.
                                    Suite 39
                            Ft. Lauderdale, FL 33309

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 25, 2002 appearing in the Annual Report on Form 10-KSB of Zkid Network Company for the year ended December 31, 2001.

DiRocco, Dombrow, P.A.

/s/ DiRocco&Dombrow, P.A.
-------------------------
Ft. Lauderdale, Florida
December 5, 2002